UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2026

BLUE OWL TECHNOLOGY INCOME CORP.
(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01445	87-1346173
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (212) 419-3000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sale of Equity Securities

As of August 3, 2026, Blue Owl Technology Income Corp. (the “Company,” “we” or “us”) sold unregistered shares of its Class I common stock to feeder vehicles primarily created to hold the Company’s Class I shares. The offer and sale of these Class I shares was exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) and/or Regulation S thereunder (the “Private Offering”). The following table details the shares sold:

Date of Unregistered Sale	Approximate Number of Shares of Class I Common Stock	Consideration
As of August 3, 2026 (number of shares finalized on August 24, 2026)	136,101	$1,316,100

Item 8.01. Other Events.

Distribution

On August 4, 2026, the Company’s board of directors declared the following monthly distribution payable on or before September 30, 2026, October 30, 2026, and November 30, 2026 to shareholders of record as of August 31, 2026, September 30, 2026, and October 30, 2026.

Class of Common Shares	Gross Distributions	Shareholder Servicing Fee [1]	Net Distributions [1]
Class S	$0.074775	$0.006981	$0.067794
Class D	$0.074775	$0.002053	$0.072722
Class I	$0.074775	$0.000000	$0.074775

Status of the Offering

The Company is currently publicly offering on a continuous basis up to $5.0 billion (the “Current Offering”) in shares of Class S, Class D and Class I common stock (the “Shares”) and previously offered on a continuous basis up to $5.0 billion in Shares (the “Initial Offering” and together with the Current Offering, the “Offering”). Additionally, the Company has sold unregistered Shares as part of the Private Offering. The following table lists the Shares issued and total consideration for both the Offering and the Private Offering as of the date of this filing. The table below does not include Shares issued through the Company’s distribution reinvestment plan.

Offering	Common Shares Issued	Total Consideration
Class S Shares	94,962,552	$981,563,473
Class D Shares	3,430,023	35,054,508
Class I Shares	44,695,810	458,944,475
Private Offering
Class I Shares	253,249,125	2,590,174,735
Total Offering and Private Offering[2]	396,337,510	$4,065,737,191
1 Based on July 31, 2026 net asset value.
2 Includes seed capital of $1,000 contributed by Blue Owl Technology Credit Advisors LLC, an affiliate of Blue Owl Technology Credit Advisors II LLC (the “Adviser”), in September 2021 and approximately $50.0 million in gross proceeds raised from entities affiliated with the Adviser.

August 3, 2026 Public Offering Price
In accordance with the Company’s share pricing policy, we intend to sell our shares on the first business day of each month at a net offering price that we believe reflects the net asset value (“NAV”) per share at the end of the preceding month. The August 3, 2026 public offering price for each of our share classes is equal to such class’s NAV per share as of July 31, 2026, plus applicable maximum upfront sales load. As of July 31, 2026, the Company’s aggregate NAV was $2.7 billion.

Net Asset Value (per share)
Class S	$9.67
Class D	$9.67
Class I	$9.67

Performance Update
The table below summarizes the Company’s Class I common share returns for the following periods as of July 31, 2026:

	1-month	3-month	Year-to-Date	1-year	3-year	Inception-to-Date
Total net return[3]	0.5%	0.6%	(1.8)%	2.0%	7.8%	8.8%

Through July 31, 2026, the Company’s Class I shares have also outperformed public credit alternatives, exceeding the Morningstar LSTA U.S. Leveraged Loan Index by 196 basis points, the Bloomberg U.S. Corporate High Yield Index by 218 basis points, and the Bloomberg U.S. Aggregate Bond Index by 663 basis points since inception4. As of July 31, 2026 the Company’s annualized distribution rate for Class I Common Shares is 9.3%5.

3 Past performance is not a guarantee of future results. Returns are compounded monthly. Total return is calculated as the change in monthly NAV (assuming any dividends and distributions, net of shareholder servicing fees, are reinvested in accordance with the Company’s dividend reinvestment plan), if any, divided by the beginning NAV. Returns greater than one year are annualized. Returns reflect reinvestments of distributions and the deduction of ongoing expenses that are borne by investors, such as management fees, incentive fees, servicing fees, interest expense, offering costs, professional fees, director fees and other general and administrative expenses. An investment in the Company is subject to a maximum upfront sales load (Class S: 3.5%, Class D: 1.5%, Class I: No sales load) which will reduce the amount of capital available for investment. Operating expenses may vary in the future based on the amount of capital raised, the Adviser’s election to continue expense support, and other unpredictable variables. Returns since inception (ITD) are based on the inception date of the respective share class, which for Class S, Class D and Class I are May 2, 2022.

Class S (With Max Sales Load): (3.0)% (1-mo), (3.1)% (3-mo), (5.6)% (YTD), (2.3)% (1-yr), 5.7% (3-yr), 7.0% (ITD)
Class S (No Sales Load): 0.4% (1-mo), 0.3% (3-mo), (2.3)% (YTD), 1.1% (1-yr), 6.9% (3-yr), 7.9% (ITD)
Class D (With Max Sales Load): (1.0)% (1-mo), (1.0)% (3-mo), (3.4)% (YTD), 0.2% (1-yr), 7.0% (3-yr), 8.1% (ITD)
Class D (No Sales Load): 0.4% (1-mo), 0.5% (3-mo), (1.9)% (YTD), 1.7% (1-yr), 7.5% (3-yr), 8.5% (ITD)
4 Source: Bloomberg. The Morningstar LSTA U.S. Leveraged Loan Index is designed to reflect the market-weighted performance of U.S. institutional leveraged loans. The Bloomberg U.S. Corporate High Yield Index measures the USD-denominated, high yield, fixed-rate corporate bond market. The Bloomberg U.S. Aggregate Bond index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset backed securities and commercial mortgage-backed securities.
5 Distribution payments are not guaranteed. The Company may pay distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital, offering proceeds, and advances or the deferral of fees and expense reimbursements. The annualized distribution rate shown is calculated by multiplying the August distribution per share declared by twelve and dividing the result by the July 31, 2026 NAV per share. The annualized distribution rate shown may be rounded and is presented net of applicable servicing fees (Class I: no servicing fee; Class D: 0.25%; Class S: 0.85%). The payment of future distributions is subject to the discretion of the Company’s board of directors and applicable legal restrictions. Accordingly, there can be no assurance as to the amount or timing of any future distributions, and distributions may be reduced, suspended, or eliminated at any time. For further information, please see the Company’s filings with the U.S. Securities and Exchange Commission at www.sec.gov.

Portfolio and Business Update

The average debt-to-equity leverage ratio during the month-to-date period ended July 31, 2026 was 0.83x. As of July 31, 2026, we had net leverage of 0.86x debt-to-equity. As of July 31, 2026, we had available liquidity of $1.2 billion, which includes cash, liquid Level 2 assets and available debt based on current borrowing base limitations. The table below summarizes the company’s committed debt capacity and drawn amounts as of July 31, 2026.

($ in millions)	Number of Facilities	Aggregate Principal Committed	Outstanding Principal
Revolving Credit Facility	1	$1,050	$535
SPV Asset Facilities	4	2,050	1,446
CLOs	1	270	270
Unsecured Notes	2	175	175
Total Debt		$3,545	$2,426

Of the Company’s committed debt capacity, $2.4 billion (99.8%) is in floating rate leverage based on drawn amounts.

As of July 31, 2026, we had investments in 170 portfolio companies with an aggregate fair value of $5.0 billion, and the fair value of our debt investments as a percentage of principal was 94.9%. As of July 31, 2026, based on fair value, our portfolio consisted of 87.3% first lien debt investments, 4.0% second lien debt investments, 1.3% unsecured debt investments, 3.2% preferred equity investments, 1.9% specialty finance equity investments, 2.0% common equity investments and 0.3% joint venture investments. As of July 31, 2026, 98.2% of the debt investments based on fair value in our portfolio were at floating rates. The table below describes investments by industry composition based on fair value as of July 31, 2026.

Industry	Fair Value ($ in millions)	% of Fair Value
Application Software	$829	16.6%
Systems Software	685	13.7%
Health Care Technology	666	13.3%
Diversified Financial Services	350	7.0%
Professional Services	296	5.9%
Insurance	263	5.2%
IT Services	244	4.9%
Health Care Providers & Services	217	4.3%
Health Care Equipment & Supplies	177	3.5%
Food & Staples Retailing	137	2.7%
Life Sciences Tools & Services	129	2.6%
Diversified Consumer Services	123	2.4%
Buildings & Real Estate	105	2.1%
Commercial Services & Supplies	75	1.5%
Aerospace & Defense	66	1.3%
Equity Real Estate Investment Trusts (REITs)	62	1.2%
Pharmaceuticals	57	1.1%
Specialty Retail	53	1.1%

Industry	Fair Value ($ in millions)	% of Fair Value
Capital Markets	52	1.0%
Entertainment	50	1.0%
Asset Based Lending and Fund Finance	46	0.9%
Industrial Conglomerates	43	0.9%
Hotels, Restaurants & Leisure	37	0.7%
Consumer Finance	33	0.7%
Internet & Direct Marketing Retail	29	0.6%
Media	28	0.6%
Wireless Telecommunication Services	24	0.5%
Banks	24	0.5%
Containers & Packaging	16	0.3%
Water Utilities	16	0.3%
Joint Venture	15	0.3%
Multiline Retail	14	0.3%
Food Products	14	0.3%
Airlines	9	0.2%
Beverages	9	0.2%
Household Products	7	0.1%
Construction & Engineering	6	0.1%
Building Products	$5	0.1%
Total	$5,011	100.0%

Past performance is not necessarily indicative of future performance, and there can be no assurance that we will achieve comparable investment results, or that any targeted returns will be met.

Statements contained herein that are not historical facts are based on current expectations, estimates, projections, opinions, and/or beliefs of our management. Such statements involve known and unknown risks, uncertainties, and other factors, and undue reliance should not be placed thereon. Certain information contained herein constitutes “forward-looking statements,” which can be identified by the use of terms such as “may”, “will”, “should”, “expect”, “project”, “estimate”, “intend”, “continue”, “target”, or “believe variations thereon or comparable terminology. Due to various risks and uncertainties, actual events or results or our actual performance may differ materially from those reflected or contemplated in such forward-looking statements. As a result, investors should not rely on such forward-looking statements in making their investment decisions.

The estimates presented above are based on management’s preliminary determinations only and, consequently, the data set forth in our Form 10-Q or 10-K may differ from these estimates, and any such differences may be material. In addition, the information presented above does not include all of the information regarding our financial condition and results of operations that may be important to investors. As a result, investors are cautioned not to place undue reliance on the information presented above. The information presented above is based on management’s current expectations that involve substantial risk and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, such information. We assume no duty to update these preliminary estimates except as required by law.

Certain information contained in this Current Report on Form 8-K has been obtained from sources outside the Company, which in certain cases have not been updated through the date hereof. While such information is believed to be reliable for purposes used herein, no representations are made as to the accuracy or completeness thereof and none of the Company, its funds, nor any of their affiliates takes any responsibility for, and has not independently verified, any such information.

Neither KPMG LLP, our independent registered public accounting firm, nor any other independent accountants, have audited, reviewed, compiled or performed procedures with respect to the preliminary financial data contained herein. Accordingly, KPMG LLP does not express an opinion or any form of assurance with respect thereto and assumes no responsibility for, and disclaims any association with, this information.

Indices are provided for illustrative purposes only and are not indicative of any investment. They have not been selected to represent appropriate indices or targets for the Company. Rather, the index shown is provided solely to illustrate the performance of well-known and widely recognized indices. Any comparisons herein of the investment performance of the Company to an index are qualified as follows: (i) the volatility of such index will likely be materially different from that of the Company (ii) such index will, in many cases, employ different investment guidelines and criteria than the Company and, therefore, holdings in the Company will differ significantly from holdings of the securities that comprise such index and the Company may invest in different asset classes altogether from the illustrative index, which may materially impact the performance of the Company relative to the index; and (iii) the performance of such index is disclosed solely to allow for comparison on the Company's performance to that of a well-known index. Comparisons to indices have limitations because indices have risk profiles, volatility, asset composition and other material characteristics that will differ from the Company. The indices do not reflect the deduction of fees or expenses. You cannot invest directly in an index. No representation is being made as to the risk profile of any benchmark or index relative to the risk profile of the Company presented herein. There can be no assurance that the future performance of any specific investment, or product will be profitable, equal any corresponding indicated historical performance, or be suitable for a portfolio.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Blue Owl Technology Income Corp.

Dated:	August 24, 2026	By:	/s/ Jonathan Lamm
Name: Jonathan Lamm
Title: Chief Operating Officer and Chief Financial Officer